UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05740 )

Exact name of registrant as specified in charter: Putnam Managed Municipal Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: October 31, 2007

Date of reporting period: November 1, 2006 - October 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Managed Municipal Income Trust

10|31|07

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam Managed
Municipal
Income Trust

10| 31| 07

Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Report from the fund managers	5
Performance in depth	9
Your fund’s management	11
Terms and definitions	12
Trustee approval of management contract	13
Other information for shareholders	16
Financial statements	18
Federal tax information	41
Shareholder meeting results	42
Compliance certifications	43
About the Trustees	44
Officers	48

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

In November, Putnam Investments celebrated its 70th anniversary. From modest beginnings in Boston, Massachusetts, Putnam has grown into a global asset manager that serves millions of investors worldwide. Coincident with this anniversary, we are pleased to announce that Great-West Lifeco Inc. recently completed its purchase of Putnam Investments from Marsh & McLennan Companies, Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe, and is a member of the Power Financial Corporation group of companies. With this change, Putnam becomes part of a successful organization with a long-standing commitment to high-quality investment management and financial services. The change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams.

We would like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, has enabled George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

We are also pleased to announce that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

Finally, as you may already be aware, in February of this year Putnam Management and the Board of the Trustees proposed that another Putnam closed-end fund, Putnam High Yield Municipal Trust, be merged into your fund. We believe this merger, if approved, will be in the best interests of shareholders of both funds. Please see page 7 of this report for more details concerning this proposal. As always, we thank you for your support of the Putnam funds.

Putnam Managed Municipal Income Trust: potential for income
exempt from federal income tax

Municipal bonds finance important public projects such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Managed Municipal Income Trust offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city or town or by revenues collected from usage fees, and have varying degrees of credit risk — the risk that the issuer won’t be able to repay the bond.

The fund’s management team can select bonds from a variety of state and local governments throughout the United States. The fund also combines bonds of differing credit quality. In addition to investing in high-quality bonds, the team allocates a portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the team considers factors such as credit risk, interest-rate risk, and the risk that the bond will be prepaid. The team is backed by Putnam’s fixed-income organization, one of the largest in the investment management industry, in which municipal bond analysts are grouped into sector teams and conduct ongoing research. Once a bond has been purchased, the team continues to monitor developments that affect the bond market, the sector, and the issuer of the bond. Typically, lower-rated bonds are reviewed more often because of their greater potential risk.

The goal of the management team’s research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings — either by acquiring more of a particular bond or selling it — for the benefit of the fund and its shareholders.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and infla-tion risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share equals the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Strategies for higher income Closed-end funds have greater flexibility to use strategies such as “leverage” — for example, issuing preferred shares to raise capital, then seeking to invest it at higher rates to enhance return for common shareholders.

Municipal bonds may finance a range of community projects and thus play a key role in local development.

Identified project areas are not necessarily represented in your fund’s portfolio as of the date of this report, and your fund may invest in securities representing projects not shown here. Your fund’s holdings will vary over time. For more information on current fund holdings, see pages 6 and 20.

2	3

Performance and portfolio snapshots

Putnam Managed Municipal
Income Trust

Average annual total return (%) comparison as of 10/31/07

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 9–10 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund's monthly reinvestment NAV.

“While we expect to see continued volatility in
the coming months, the silver lining in any
market downturn is that many securities may
become available at attractive prices.”

Paul Drury, Portfolio Leader, Putnam Managed Municipal Income Trust

Credit qualities shown as a percentage of portfolio value as of 10/31/07. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Report from the fund managers

The year in review

Solid performance from several sectors we emphasized in your fund’s portfolio, including single-family housing, power, and long-term care, helped support results for the fiscal year ended October 31, 2007. The fund’s interest-rate management strategy also boosted relative performance by protecting principal value when interest rates rose during May’s market sell-off. However, market sentiment changed dramatically over the period, as the crisis in the subprime mortgage lending market led investors to curb their appetite for risk significantly. This flight to quality pushed down returns on lower-rated municipal bonds, which had been the strongest-performing area of the municipal bond market for some time. Amid this shift, the fund’s overweight positions in tobacco settlement and hospital bonds held back relative performance. As a result, your fund’s results for the year underperformed the average return of funds in its Lipper peer group and its benchmark index.

Market overview

A crisis in the subprime mortgage lending market and a resulting credit crunch weighed on the performance of many fixed-income sectors — including municipal bonds —during the year ended October 31, 2007. Yield spreads —which represent the yield premium for investing in bonds that are riskier than U.S. Treasuries — rose dramatically as investors demanded more return on riskier bonds. Consequently, the “risk rally” that persisted in the tax-exempt bond market during the past two years, in which low-quality bonds were among the strongest performers, came to an abrupt end.

During July and August, when the impact of the subprime crisis was most acutely felt in the municipal bond market, the yield curve — a graphical representation of differences in yield for bonds of comparable quality and different maturities — steepened. Long-term bond prices declined, and their yields rose, as investors reassessed the slim yield advantage that was being offered for the increased risk associated with holding longer-dated securities.

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 10/31/07. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 12.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the average duration for the fund’s Lipper peer group. This strategy helped relative results as the prices of longer-term tax-exempt bonds declined and their yields rose. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce the potential for appreciation when rates fall. By the end of the period, we had extended the fund’s duration to a more neutral positioning relative to its Lipper peer group.

Your fund’s holdings

Although the crisis in the subprime mortgage lending market dampened performance throughout the municipal bond market over the period, the effects varied. In general, higher-quality bonds fared better than lower-quality bonds, which carry more risk and consequently found less favor among increasingly conservative, risk-averse investors. As investors reevaluated risk throughout their portfolios, the difference in yield between lower-rated and higher-quality bonds grew. Your fund’s portfolio remained concentrated in high-quality municipal instruments during the period, with a large percentage of investment-grade bonds in the portfolio. However, the fund also maintained a number  of lower-rated bond holdings, and these held back relative performance.

Tobacco settlement bonds remained a key component of the fund’s holdings throughout the period. While a position in tobacco settlement bonds that exceeded the average position of the fund’s peers boosted performance earlier in the fiscal year, these bonds detracted from relative returns for the year overall. Investors avoided the tobacco settlement sector, which weighed on its performance, as did concerns about the ability of the market to absorb new issuance. In particular, investors were concerned that the market would not be able to place the $5 billion bond issue from Buckeye Ohio Tobacco Settlement Finance Authority. However, these fears proved to be unfounded as buyers purchased all the bonds. In fact, because tobacco settlement bonds were trading at what we believed to be very attractive levels, we continued to add them to your fund’s portfolio, including a stake in the Ohio issue. We continued to find value in this sector throughout the period and have maintained the fund’s overweight relative to the peer group average.

Although adversely affected during the period by the market’s preference for higher-quality securities, hospital bonds can often reflect the earnings of the facilities and are often able to provide an attractive combination of high current income and appreciation potential.

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity. Duration may be higher for funds that use leverage, which magnifies the effects of interest-rate changes.

 During the recent period, the fund maintained a slight overweight, relative to the peer group average, in the health-care sector. Among the fund’s holdings in this area is a position in bonds issued in 2007 for Community Health Care of Central California (CMC) to fund expansion at its CRMC and Clovis hospitals. A well-managed organization, CMC recently consolidated downtown inpatient operations into one modern facility at CRMC, which should result in significant cost savings and increased patient volumes. The organization’s other hospital, Clovis, is located in a growing market and will be expanded over time as capital allows and demographics demand.

The fund also maintained a slight emphasis on municipal bonds issued for companies in the energy sector. One recent acquisition in this area is a high-quality bond issue from oil refiner Valero Energy. With oil prices continuing to surge, prices on refined products remain strong and demand for Valero’s services remains high. At the same time, strict environmental requirements for pollution-control equipment and other measures that benefit the municipalities surrounding these energy companies provide further support for municipal bond issues such as this.

The fund retained a slightly overweight position in single-family housing bonds relative to the fund’s peer group average. Despite a general slowdown in the housing sector during the period, this strategy proved helpful to results, as reduced mortgage-prepayment activity and solid investor demand continued to support bonds in this sector. The fund’s portfolio includes municipal bonds issued for single-family housing in Idaho, New Mexico, South Dakota, Mississippi, and Texas.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Tender offer results

In June 2007, Putnam Investments announced the launch of separate tender offers for shares of eight Putnam closed-end funds, including shares of Putnam Managed Municipal Income Trust. As a result, in July the fund repurchased approximately 10% of its outstanding common shares, the maximum number of shares covered by the offer. For additional information about share repurchases under the offer or current share repurchase programs, see page 39 of this report.

In approving the tender offer for the funds, the Trustees considered that tender offers would give shareholders an opportunity to sell at least some of their shares at a price close to NAV, and that the tender offer price of 98% of NAV would help offset the costs that shareholders who retain their shares would otherwise bear in connection with the tender offer.

Merger with another Putnam closed-end fund proposed

In February 2007, Putnam Investments and the Board of Trustees of the Putnam Funds announced a comprehensive initiative intended to concentrate the lineup of closed-end funds managed by Putnam Investments. The initiative includes a proposal to merge another Putnam fund, Putnam High Yield Municipal Trust, into your fund. This merger must be approved by the common and preferred shareholders of both funds. The Trustees believe that approving the merger is in the best interests of shareholders of each fund because it would significantly increase the size of the combined fund. A larger asset size potentially could reduce the fund’s expense ratio and increase the liquidity in the trading market for fund shares. Proxy statements, which include additional pertinent information to enable you to make an informed decision about the merger, were mailed in recent months. If approved by shareholders, the merger is expected to take place by early 2008.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We are encouraged that the liquidity crisis that has affected the fixed-income markets is being addressed by the Federal Reserve (the Fed) and other regulatory and legislative bodies. In September, the Fed reduced the federal funds rate — the benchmark rate for overnight loans between banks — by 0.50%, and lowered the rate by an additional 0.25% in October. These actions helped both the taxable and tax-exempt markets to stabilize by restoring a level of confidence that the central bank is prepared to step in when extreme events disrupt the bond market’s normal balance of supply and demand.

While we expect to see continued volatility in the coming months, the silver lining in any market downturn is that many securities may become available at attractive prices. We believe this may be the case for bonds at the lower end of the investment-grade credit spectrum. The selling pressure that caused investment-grade bonds — those rated Baa and above — to lag lower-rated bonds during the period has also created what we consider to be compelling values among these securities. For these reasons, we currently plan to add to the fund’s holdings in this area over the next several months.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt bonds may be subject to state and local taxes. Please consult your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance for periods ended October 31, 2007, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 10/31/07

				Lipper High Yield
				Municipal Debt Funds
			Lehman Municipal	(closed-end)
	NAV	Market price	Bond Index	category average*

Annual average
Life of fund (since 2/24/89)	6.72%	5.67%	6.72%	5.96%

10 years	59.73	20.43	67.51	66.58
Annual average	4.79	1.88	5.29	5.20

5 years	40.10	32.01	24.37	39.81
Annual average	6.98	5.71	4.46	6.91

3 years	16.39	16.63	11.58	20.98
Annual average	5.19	5.26	3.72	6.54

1 year	1.27	–0.14	2.91	1.44

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund's monthly reinvestment NAV.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/07, there were 15, 15, 12, 12, and 6 funds respectively, in this Lipper category.

Fund price and distribution information For the one year period ended 10/31/07

Distributions — common shares

Number		12

Income[1]		$0.4092

Capital gains[2]		—

Total		$0.4092

	Series A	Series B	Series C
Distributions — preferred shares	(550 shares)	(550 shares)	(650 shares)

Income[1]	$3,790.31	$3,793.55	$3,703.89

Capital gains[2]	—	—	—

Total	$3,790.31	$3,793.55	$3,703.89

Share value:	NAV	Market price

10/31/06	$ 8.37	$ 7.58

10/31/07	8.04	7.18

Current yield (end of period)
Current dividend rate[3]	5.09%	5.70%

Taxable equivalent[4]	7.83	8.77

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2007. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/07

	NAV	Market price

Annual average
Life of fund (since 2/24/89)	6.73%	5.74%

10 years	60.04	23.36
Annual average	4.81	2.12

5 years	34.64	21.44
Annual average	6.13	3.96

3 years	17.07	18.36
Annual average	5.39	5.78

1 year	1.60	2.44

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund. For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2007, and October 31, 2006.

Trustee and Putnam employee fund ownership

As of October 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$27,000	$ 92,000,000

Putnam employees	$ 3,000	$777,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of Putnam High Yield Municipal Trust and Putnam Tax-Free High Yield Fund.

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, and Putnam Tax Exempt Income Fund.

Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended October 31, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, reexamined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 20th percentile in management fees and in the 20th percentile in total expenses as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. The Trustees considered that most Putnam funds currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Yield Municipal Debt Funds (closed-end)) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

93rd	87th	76th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 15, 15 and 12 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

The Trustees noted the disappointing performance for your fund for the one-year, three-year, and five-year periods ended March 31, 2007. In this regard, the Trustees considered Putnam Management’s view that one factor in the fund’s relative underperformance during this period appeared to have been its selection of higher-quality bonds, given market conditions. The Trustees also considered Putnam Management’s view that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods. The Trustees also noted that the Trustees have approved the merger of this fund into Putnam Municipal Opportunities Trust, subject to shareholder approval.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process. The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), which provide benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper High Yield Municipal Debt Funds (closed-end) category for the one-, five- and ten-year periods ended September 30, 2007 were 69%, 70% and 62%, respectively. Over the one-, five- and ten-year periods ended September 30, 2007, the fund ranked 11 out of 15, 9 out of 12 and 8 out of 12, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Other information for shareholders

Important notice regarding share repurchase program

In September 2007, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2007, up to 10% of the fund’s common shares outstanding as of October 5, 2007.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Amendment to your fund’s bylaws

The fund is required to comply with asset coverage tests and other investment restrictions set forth in your fund's Bylaws. These requirements are imposed by the rating agencies that rate the fund’s preferred shares. In December, 2007, the fund's Bylaws were amended to expand the categories of investments that may be counted toward meeting the asset coverage tests and to liberalize the calculations applied to those investments. The amendment effectively increases the fund’s ability to invest in various derivative and lower-rated instruments. Specifically, (a) zero coupon bonds and swaps (including total return swaps, interest rate swaps, currency swaps and credit default swaps) may now be included when performing asset coverage tests; (b) the minimum original issue size of a qualified municipal obligation has been reduced; (c) pre-refunded bonds will now be discounted like AAA/Aaa-rated bonds even if they are not re-rated; and (d) the discount factors assigned to investments will be reduced, making it easier for the fund to satisfy the asset coverage tests. This additional investment flexibility may increase the fund’s exposure to credit risk and to risks associated with derivatives, some of which are described below.

• Credit Risk: Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk. Investments rated below BBB by Standard & Poor's Rating Group Inc. (“S&P”) or its equivalent are below investment grade. A below investment grade rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will be more volatile and are likely to fall. A default or expected default could also make it difficult for Putnam Management to sell investments at prices approximating the values Putnam Management had previously placed on them. Tax-exempt debt, particularly lower-rated tax-exempt debt, usually has a more limited market than taxable debt, which may at times make it difficult for to buy or sell certain tax-exempt investments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

• Derivatives: Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments or indexes. The fund may use derivatives both for hedging and non-hedging purposes or as a substitute for direct investments in the securities of one or more issuers.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on Putnam Management’s ability to manage these sophisticated instruments. Some derivatives are "leveraged," which means that they provide a fund with investment exposure greater than the value of the fund's investment in the derivatives and may magnify or otherwise increase investment losses to the fund. The risk of loss from a “short” derivatives position — a derivative the value of which moves in the opposite direction from the price of the underlying investments, pools of investments or indexes — is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (instruments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the transaction will not meet its obligations.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Managed Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Managed Municipal Income Trust, including the fund’s portfolio, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Managed Municipal Income Trust as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 13, 2007

The fund’s portfolio 10/31/07

Key to abbreviations

AMBAC AMBAC Indemnity Corporation

CIFG CIFG Assurance North America, Inc.

COP Certificate of Participation

FGIC Financial Guaranty Insurance Company

FHA Insd. Federal Housing Administration Insured

FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized

FNMA Coll. Federal National Mortgage Association Collateralized

FRB Floating Rate Bonds

FRN Floating Rate Notes

FSA Financial Security Assurance

GNMA Coll. Government National Mortgage Association Collateralized

G.O. Bonds General Obligation Bonds

MBIA MBIA Insurance Company

PSFG Permanent School Fund Guaranteed

Radian Insd. Radian Group Insured

U.S. Govt. Coll. U.S. Government Collateralized

VRDN Variable Rate Demand Notes

XLCA XL Capital Assurance

MUNICIPAL BONDS AND NOTES (151.1%)*

	Rating**	Principal amount	Value

Alabama (0.5%)
Butler, Indl. Dev. Board Solid Waste Disp. Rev. Bonds (GA.
Pacific Corp.), 5 3/4s, 9/1/28	B	$ 950,000	$ 914,242
Sylacauga, Hlth. Care Auth. Rev. Bonds (Coosa Valley Med. Ctr.),
Ser. A, 6s, 8/1/25	B/P	650,000	663,631
			1,577,873

Arizona (4.5%)
Apache Cnty., Indl. Dev. Auth. Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co.), Ser. B, 5 7/8s, 3/1/33	Baa3	1,000,000	1,003,410
AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds (John C. Lincoln
Hlth. Network), 6 3/8s, 12/1/37 (Prerefunded)	BBB	1,000,000	1,132,930
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa Grande Regl. Med.
Ctr.), Ser. A, 7 5/8s, 12/1/29	BB–/P	1,800,000	1,911,582
Cochise Cnty., Indl. Dev. Auth. Rev. Bonds (Sierra Vista Regl.
Hlth. Ctr.), Ser. A, 6.2s, 12/1/21	BB+/P	480,000	498,101
Coconino Cnty., Poll. Control Rev. Bonds (Tuscon/Navajo Elec.
Pwr.), Ser. A, 7 1/8s, 10/1/32	Baa3	3,000,000	3,083,880
Glendale, Wtr. & Swr. Rev. Bonds, AMBAC, 5s, 7/1/28	Aaa	2,000,000	2,069,520
Pima Cnty., Indl. Dev. Auth. Rev. Bonds (Horizon Cmnty. Learning
Ctr.), 5.05s, 6/1/25	BBB–	815,000	794,584
Salt Verde, Fin. Corp. Gas Rev. Bonds, 5s, 12/1/32	Aa1	3,000,000	2,936,910
Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds (Scottsdale Hlth.
Care), 5.8s, 12/1/31 (Prerefunded)	A3	1,000,000	1,088,880
			14,519,797

Arkansas (3.0%)
AR State Hosp. Dev. Fin. Auth. Rev. Bonds (Washington Regl. Med.
Ctr.), 7 3/8s, 2/1/29 (Prerefunded)	Baa2	4,600,000	4,972,002
Baxter Cnty., Hosp. Rev. Bonds, 5s, 9/1/22	Baa2	750,000	751,005
Independence Cnty., Poll. Control Rev. Bonds (Entergy AR, Inc.),
5s, 1/1/21	A–	1,000,000	1,003,880
Little Rock G.O. Bonds (Cap. Impt.), FSA, 3.95s, 4/1/19	Aaa	565,000	565,825
Springdale, Sales & Use Tax Rev. Bonds, FSA
4.05s, 7/1/26	Aaa	1,000,000	1,005,560
4s, 7/1/27	Aaa	925,000	927,294
Washington Cnty., Hosp. Rev. Bonds (Regl. Med. Ctr.), Ser. B,
5s, 2/1/25	Baa2	500,000	492,580
			9,718,146

MUNICIPAL BONDS AND NOTES (151.1%)* continued

	Rating**	Principal amount	Value

California (10.3%)
ABAG Fin. Auth. COP (American Baptist Homes), Ser. A, 6.2s, 10/1/27	BBB–	$ 345,000	$ 351,348
CA Hlth. Fac. Fin. Auth. Rev. Bonds
AMBAC, 5.293s, 7/1/17	Aaa	3,400,000	3,404,250
(CA-NV Methodist), 5s, 7/1/26	A+	500,000	503,110
CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA), 5 1/4s, 2/1/27	Baa2	2,250,000	2,256,345
CA Poll. Control Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste
Management, Inc.), Ser. A-2, 5.4s, 4/1/25	BBB	1,200,000	1,205,568
CA Statewide Cmntys., Dev. Auth. COP (The Internext Group),
5 3/8s, 4/1/30	BBB	3,950,000	3,957,703
CA Statewide Cmntys., Dev. Auth. Rev. Bonds (Thomas Jefferson
School of Law), Ser. B, 4 7/8s, 10/1/31	BBB–	1,465,000	1,345,954
Cathedral City, Impt. Board Act of 1915 Special Assmt. Bonds
(Cove Impt. Dist.), Ser. 04-02
5.05s, 9/2/35	BB+/P	395,000	369,791
5s, 9/2/30	BB+/P	250,000	236,013
Chula Vista, Cmnty. Fac. Dist. Special Tax Rev. Bonds
(No. 08-1 Otay Ranch Village Six), 6s, 9/1/33	BB/P	1,250,000	1,269,063
(No. 07-1 Otay Ranch Village Eleven), 5 7/8s, 9/1/34	BB–/P	300,000	304,938
(No. 07-1 Otay Ranch Village Eleven), 5.8s, 9/1/28	BB–/P	300,000	306,576
Chula Vista, Indl. Dev. Rev. Bonds (San Diego Gas), Ser. B, 5s, 12/1/27	A1	1,065,000	1,085,224
Corona, COP (Vista Hosp. Syst.), zero %,
7/1/29 (In default) † (F)	D/P	10,775,000	118,525
Folsom, Special Tax Rev. Bonds (Cmnty. Facs. Dist. No. 10),
5 7/8s, 9/1/28 (Prerefunded)	AAA/P	750,000	797,288
Gilroy, Rev. Bonds (Bonfante Gardens Park), 8s, 11/1/25	B–/P	770,000	717,078
Golden State Tobacco Securitization Corp. Rev. Bonds
Ser. 03-A1, 6 3/4s, 6/1/39 (Prerefunded)	Aaa	850,000	983,136
Ser. B, FHLMC Coll., 5 5/8s, 6/1/38 (Prerefunded)	Aaa	2,500,000	2,750,825
Ser. A-1, 5s, 6/1/33	BBB	1,000,000	900,130
Ser. 03 A-1, 5s, 6/1/21 (Prerefunded)	AAA	85,000	85,830
Ser. A-1, 4 1/2s, 6/1/27	BBB	1,930,000	1,796,656
Murrieta, Cmnty. Fac. Dist. Special Tax (No. 2 The Oaks Impt.
Area A), 6s, 9/1/34	BB–/P	1,100,000	1,125,817
Orange Cnty., Cmnty. Fac. Dist. Special Tax Rev. Bonds (Ladera
Ranch No. 02-1), Ser. A, 5.55s, 8/15/33	BBB/P	650,000	662,207
Poway, Unified School Dist. Cmnty. Facs. Special Tax Bonds
(Dist. No. 14- Area A), 5 1/8s, 9/1/26	BB–/P	850,000	809,022
Sacramento, Special Tax (North Natomas Cmnty. Fac.), Ser. 4-C,
6s, 9/1/33	BBB/P	1,250,000	1,280,113
San Diego, Assn. of Bay Area Governments Fin. Auth. For
Nonprofit Corps. Rev. Bonds (San Diego Hosp.), Ser. A, 6 1/8s,
8/15/20	A–	500,000	523,490
Santaluz, Cmnty. Facs. Dist. No. 2 Special Tax Rev. Bonds (Impt.
Area No. 1), Ser. B, 6 3/8s, 9/1/30	BBB/P	2,420,000	2,427,405
Thousand Oaks, Cmnty. Fac. Dist. Special Tax Rev. Bonds
(Marketplace 94-1), zero %, 9/1/14	B/P	2,480,000	1,523,414
			33,096,819

Colorado (2.6%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB–/P	200,000	202,110
(Evangelical Lutheran), 5 1/4s, 6/1/23	A3	1,000,000	1,026,330
(Evangelical Lutheran), 5 1/4s, 6/1/21	A3	660,000	682,519
(Evangelical Lutheran), 5s, 6/1/29	A3	420,000	417,245
CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.), Ser. B
zero %, 9/1/35 (Prerefunded)	Aaa	15,500,000	2,131,405
zero %, 9/1/34 (Prerefunded)	Aaa	16,500,000	2,448,270

MUNICIPAL BONDS AND NOTES (151.1%)* continued

	Rating**	Principal amount	Value

Colorado continued
Denver, City & Cnty. Arpt. Rev. Bonds, Ser. D, AMBAC,
7 3/4s, 11/15/13	Aaa	$ 1,050,000	$ 1,162,308
Denver, City & Cnty. Special Fac. Arpt. Rev. Bonds
(United Airlines), Ser. A, 5 1/4s, 10/1/32	B	225,000	209,068
			8,279,255

Delaware (0.9%)
GMAC Muni. Mtge. Trust 144A sub. notes, Ser. A1-3, 5.3s, 10/31/39	A3	2,500,000	2,530,975
Sussex Cnty., Rev. Bonds (First Mtge. - Cadbury Lewes), Ser. A,
5.9s, 1/1/26	B/P	350,000	356,941
			2,887,916

District of Columbia (0.6%)
DC Tobacco Settlement Fin. Corp. Rev. Bonds, 6 1/4s, 5/15/24	BBB	1,785,000	1,846,636

Florida (10.5%)
CFM Cmnty. Dev. Dist. Rev. Bonds, Ser. A, 6 1/4s, 5/1/35	BB–/P	1,470,000	1,482,201
Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds
Ser. A, 6 1/8s, 5/1/34	BB–/P	475,000	502,099
Ser. B, 5s, 11/1/07	BB–/P	10,000	10,000
FL Hsg. Fin. Corp. Rev. Bonds, Ser. G, 5 3/4s, 1/1/37	Aa1	1,500,000	1,599,090
Fleming Island, Plantation Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. B, 7 3/8s, 5/1/31 (Prerefunded)	AAA	750,000	825,953
Gateway Svcs. Cmnty., Dev. Dist. Special Assmt. Bonds
(Stoneybrook), 5 1/2s, 7/1/08	BB+/P	10,000	9,963
Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A, 5 1/4s, 6/1/21	BBB+	3,200,000	3,300,096
Heritage Harbor, South Cmnty. Dev. Distr. Rev. Bonds, Ser. A,
6 1/2s, 5/1/34	BB/P	475,000	523,203
Heritage Isle at Viera, Cmnty. Dev. Dist. Special Assmt.,
Ser. B, 5s, 11/1/09	BB/P	100,000	97,931
Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds
(Adventist Hlth.), Ser. A, 5s, 11/15/21	A1	1,000,000	1,027,930
(Hosp. Adventist Hlth.), Ser. A, 5s, 11/15/20	A1	1,000,000	1,032,680
Islands at Doral III, Cmnty. Dev. Dist. Special Assmt. Bonds,
Ser. 04-A, 5.9s, 5/1/35	BB/P	1,215,000	1,193,276
Jacksonville, Econ. Dev. Comm. Hlth. Care Fac. Rev. Bonds
(Proton Therapy Inst.), Class A, 6s, 9/1/17	BB/P	500,000	509,610
Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev. Bonds (Gerdau
Ameristeel US, Inc.), 5.3s, 5/1/37	Ba1	600,000	588,588
Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds
(Alliance Cmnty.), Ser. C, 5 1/2s, 11/15/29 (Prerefunded)	AAA	1,000,000	1,048,130
(Shell Pt./Alliance Oblig. Group), 5 1/8s, 11/15/36	BBB–	475,000	443,455
(Shell Pt./Alliance Cmnty.), 5s, 11/15/22	BBB–	1,000,000	973,210
Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds (Mount Sinai Med.
Ctr.), Ser. A, 6.7s, 11/15/19	Ba1	1,335,000	1,427,289
North Springs, Impt. Dist. Special Assmt. Rev. Bonds (Parkland
Golf Country Club), Ser. A-1, 5.45s, 5/1/26	BB–/P	245,000	220,713
Old Palm, Cmnty. Dev. Dist. Special Assmt. Bonds (Palm Beach
Gardens), Ser. A, 5.9s, 5/1/35	BB–/P	975,000	947,885
Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt. Bonds, 5.7s, 5/1/37	BB–/P	1,000,000	927,590
Reunion West, Cmnty. Dev. Dist. Special Assmt. Bonds, 6 1/4s, 5/1/36	BB–/P	1,485,000	1,495,930
Six Mile Creek, Cmnty. Dev. Dist. Rev. Bonds, 5.65s, 5/1/22	BB–/P	900,000	811,683
South Bay, Cmnty. Dev. Dist. Rev. Bonds, Ser. B-2, 5 3/8s, 5/1/13	BB–/P	2,500,000	2,360,850
South Miami, Hlth. Fac. Auth. Rev. Bonds (Baptist Hlth.),
5 1/4s, 11/15/33 (Prerefunded)	AA–	1,500,000	1,611,930
South Miami, Hlth. Fac. Hosp. Rev. Bonds (Baptist Hlth. South FL
Group), 5s, 8/15/27	Aa3	1,000,000	1,014,610

MUNICIPAL BONDS AND NOTES (151.1%)* continued

	Rating**	Principal amount	Value

Florida continued
South Village, Cmnty. Dev. Dist. Rev. Bonds, Ser. A, 5.7s, 5/1/35	BB–/P	$ 485,000	$ 458,674
Split Pine, Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. A,
5 1/4s, 5/1/39	BB–/P	1,150,000	975,867
Tampa Bay, Cmnty. Dev. Dist. Special Assmt. Bonds (New Port),
Ser. A, 5 7/8s, 5/1/38	BB–/P	1,975,000	1,626,610
Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds
6.55s, 5/1/27	BB–	500,000	498,905
5.4s, 5/1/37	BB–/P	325,000	283,296
Verano Ctr. Cmnty. Dev. Dist. Special Assmt. Bonds (Cmnty.
Infrastructure)
Ser. A, 5 3/8s, 5/1/37	BB–/P	750,000	609,053
Ser. B, 5s, 11/1/13	BB–/P	470,000	431,108
Wentworth Estates, Cmnty. Dev. Dist. Special Assmt. Bonds
Ser. A, 5 5/8s, 5/1/37	BB–/P	725,000	622,855
Ser. B, 5 1/8s, 11/1/12	BB–/P	725,000	678,114
World Commerce Cmnty. Dev. Dist. Special Assmt., Ser. A-1
6 1/2s, 5/1/36	BB–/P	950,000	961,191
6 1/4s, 5/1/22	BB–/P	530,000	529,995
			33,661,563

Georgia (1.5%)
Atlanta, Wtr. & Waste Wtr. VRDN, Ser. C, FSA, 3 5/8s, 11/1/41	VMIG1	1,000,000	1,000,000
Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A, 6 1/8s, 2/15/34	B+/P	425,000	434,580
(First Mtge. - Lenbrook), Ser. A, 5s, 7/1/17	B/P	1,370,000	1,333,106
GA Med. Ctr. Hosp. Auth. Rev. Bonds, MBIA, 6.367s, 8/1/10	Aaa	1,400,000	1,401,932
Med. Ctr. Hosp. Auth. Rev. Bonds (Spring Harbor Green Island),
5 1/4s, 7/1/27	B+/P	375,000	356,876
Rockdale Cnty., Dev. Auth. Rev. Bonds (Visy Paper), Ser. A,
6 1/8s, 1/1/34	B+	400,000	404,004
			4,930,498

Hawaii (0.5%)
HI Dept. of Trans. Special Fac. Rev. Bonds (Continental Airlines, Inc.),
7s, 6/1/20	B	1,565,000	1,620,511

Idaho (0.7%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam. Mtge.), Ser. C-2,
FHA Insd., 5.15s, 7/1/29	Aaa	670,000	671,240
Madison Cnty., Hosp. COP, 5 1/4s, 9/1/20	BBB–	1,480,000	1,497,597
			2,168,837

Illinois (4.3%)
Chicago, G.O. Bonds, Ser. A, AMBAC
5 5/8s, 1/1/39	Aaa	105,000	112,684
5 5/8s, 1/1/39 (Prerefunded)	Aaa	3,395,000	3,696,204
Du Page Cnty., Special Svc. Area No. 31 Special Tax Bonds
(Monarch Landing)
5 5/8s, 3/1/36	BB–/P	100,000	99,500
5.4s, 3/1/16	BB–/P	260,000	259,644
IL Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist Hlth.
Syst./Sunbelt Obligation), 5.65s, 11/15/24 (Prerefunded)	A1	3,250,000	3,419,163
IL Fin. Auth. Rev. Bonds
(Three Crowns Pk. Plaza), Ser. A, 5 7/8s, 2/15/26	B+/P	1,000,000	1,011,320
(Landing At Plymouth Place), Ser. A, 5.35s, 5/15/15	B+/P	600,000	606,282
IL Fin. Auth. Solid Waste Disposal (Waste Mgmt., Inc.), Ser. A,
5.05s, 8/1/29	BBB	250,000	236,418

MUNICIPAL BONDS AND NOTES (151.1%)* continued

	Rating**	Principal amount	Value

Illinois continued
IL Hlth. Fac. Auth. Rev. Bonds (St. Benedict), Ser. 03A-1, 6.9s,
11/15/33	B/P	$ 500,000	$ 500,670
IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1, FSA, 5s, 1/1/23	Aaa	3,750,000	3,943,388
			13,885,273

Indiana (1.2%)
Anderson, Econ. Dev. Rev. Bonds (Anderson U.), 5s, 10/1/28	BBB–/F	375,000	364,095
IN Bk. Special Program Gas Rev. Bonds, Ser. A, 5 1/4s, 10/15/21	Aa2	325,000	336,385
IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds (USX Corp.),
5.6s, 12/1/32	Baa1	2,500,000	2,542,850
St. Joseph Cnty., Econ. Dev. Rev. Bonds (Holy Cross Village
Notre Dame), Ser. A, 5 3/4s, 5/15/15	B/P	455,000	473,864
			3,717,194

Iowa (2.8%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds (Care Initiatives)
9 1/4s, 7/1/25 (Prerefunded)	AAA	2,510,000	3,013,406
Ser. A, 5 1/4s, 7/1/17	BBB–	1,040,000	1,060,946
Ser. A, 5s, 7/1/19	BBB–	1,840,000	1,811,167
IA Fin. Auth. Retirement Cmnty. Rev. Bonds (Friendship Haven), Ser. A
6 1/8s, 11/15/32	BB/P	200,000	204,168
6s, 11/15/24	BB/P	200,000	202,462
Tobacco Settlement Auth. of IA Rev. Bonds
Ser. C, 5 3/8s, 6/1/38	BBB	750,000	690,540
Ser. B, zero %, 6/1/34	BBB	2,250,000	2,088,293
			9,070,982

Kansas (0.4%)
Salina, Hosp. Rev. Bonds (Salina Regl. Hlth.)
5s, 10/1/17	A1	500,000	525,530
5s, 10/1/16	A1	605,000	637,640
5s, 10/1/15	A1	250,000	264,015
			1,427,185

Kentucky (0.6%)
KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds (Norton Hlth. Care), Ser. A
6 1/2s, 10/1/20	A–/F	1,040,000	1,104,272
6 1/2s, 10/1/20 (Prerefunded)	AAA/P	675,000	735,973
			1,840,245

Louisiana (1.7%)
LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev. Bonds
(Hlth. Care — St. James Place), Ser. A, 7s, 11/1/26 (Prerefunded)	AAA/P	400,000	434,540
(St. James Place), Ser. A, 7s, 11/1/20 (Prerefunded)	AAA/P	1,000,000	1,086,350
LA Pub. Fac. Auth. Rev. Bonds (Pennington Med. Foundation), 5s, 7/1/16	A3	600,000	621,858
Tangipahoa Parish Hosp. Svcs. Rev. Bonds (North Oaks Med. Ctr.),
Ser. A, 5s, 2/1/25	A	500,000	505,715
W. Feliciana Parish, Poll. Control Rev. Bonds (Gulf States
Util. Co.), Ser. C, 7s, 11/1/15	BBB–	2,750,000	2,767,215
			5,415,678

Maine (1.1%)
ME State Hsg. Auth. Rev. Bonds, Ser. D-2-AMT, 5s, 11/15/27	Aa1	1,455,000	1,467,368
Rumford, Solid Waste Disp. Rev. Bonds (Boise Cascade Corp.),
6 7/8s, 10/1/26	Ba3	2,000,000	2,087,900
			3,555,268

MUNICIPAL BONDS AND NOTES (151.1%)* continued

	Rating**	Principal amount	Value

Maryland (2.2%)
Baltimore Cnty., Rev. Bonds (Oak Crest Village, Inc.), Ser. A,
5s, 1/1/27	BBB+	$ 2,000,000	$ 1,970,780
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(Medstar Hlth.), 5 3/4s, 8/15/15	A3	1,000,000	1,085,620
(King Farm Presbyterian Cmnty.), Ser. A, 5 1/4s, 1/1/27	B/P	710,000	673,627
(Edenwald), Ser. A, 5.2s, 1/1/24	BB/P	300,000	296,109
(King Farm Presbyterian Cmnty.), Ser. B, 4 3/4s, 1/1/13	B/P	1,000,000	990,930
MD State Indl. Dev. Fin. Auth. Econ. Dev. Rev. Bonds (Our Lady
of Good Counsel School), Ser. A, 6s, 5/1/35	B/P	200,000	203,030
Westminster, Econ. Dev. Rev. Bonds (Carroll Lutheran Village),
Ser. A, 5 7/8s, 5/1/21	BB/P	1,850,000	1,904,686
			7,124,782

Massachusetts (11.2%)
Boston, Indl. Dev. Fin. Auth. Rev. Bonds (Springhouse, Inc.),
6s, 7/1/28	BB–/P	600,000	606,822
MA State Dev. Fin. Agcy. Rev. Bonds
(Lasell Village), Ser. A, 6 3/8s, 12/1/25 (Prerefunded)	AAA	570,000	596,066
(Linden Ponds, Inc.), Ser. A, 5 1/2s, 11/15/27	BB/P	330,000	322,941
(Linden Ponds, Inc.), Ser. A, 5 1/2s, 11/15/22	BB/P	390,000	389,598
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	1,150,000	1,154,347
MA State Dev. Fin. Agcy. VRDN (Boston U.), Ser. R-4, XLCA,
3.43s, 10/1/42	VMIG1	3,300,000	3,300,000
MA State Dev. Fin. Agcy. Higher Ed. Rev. Bonds
(Emerson College), Ser. A, 5s, 1/1/18	A–	420,000	440,089
MA State Dev. Fin. Agcy. Hlth. Care Fac. Rev. Bonds
(Adventcare), Ser. A, 6.65s, 10/15/28	B/P	650,000	644,891
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A, 9s, 12/15/15 (Prerefunded)	BBB–/P	1,845,000	2,192,506
(Norwood Hosp.), Ser. C, 7s, 7/1/14 (Prerefunded)	Ba2	1,185,000	1,379,684
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB+	1,200,000	1,278,420
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa2	2,225,000	2,323,857
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa2	1,875,000	1,974,150
(Caritas Christi Oblig. Group), Ser. A, 5 1/4s, 7/1/08	BBB	1,500,000	1,509,795
(Partners Hlth. Care Syst.), Ser. F, 5s, 7/1/21	Aa2	500,000	520,610
MA State Hsg. Fin. Agcy. Rev. Bonds (Rental Mtge.), Ser. A,
AMBAC, 5 1/2s, 7/1/40	Aaa	15,290,000	15,489,382
MA State Indl. Fin. Agcy. Rev. Bonds
(1st Mtge. Stone Institution & Newton), 7.9s, 1/1/24	BB–/P	500,000	500,925
(1st Mtge. Berkshire Retirement), Ser. A, 6 5/8s, 7/1/16	BBB–	1,550,000	1,553,441
			36,177,524

Michigan (6.3%)
Detroit, Swr. Disp. FRN, Ser. D, FSA, 4.105s, 7/1/32	Aaa	2,445,000	2,348,178
Detroit, Swr. Disp. VRDN, Ser. B, FSA, 3 5/8s, 7/1/33	VMIG1	4,065,000	4,065,000
Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.), 6s, 7/1/20	Ba1	275,000	277,200
Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden City), Ser. A,
5 3/4s, 9/1/17	Ba1	185,000	186,130
Kentwood, Economic Dev. Rev. Bonds (Holland Home), Ser. A,
5s, 11/15/22	BB–/P	300,000	287,154
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 6s, 4/1/22	A2	1,500,000	1,597,950
(Midmichigan Hlth. Oblig. Group), Ser. A, 5s, 4/15/26	A1	2,665,000	2,692,343
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/25	BBB	755,000	739,455
(Hosp. Sparrow), 5s, 11/15/23	A1	2,270,000	2,313,017
MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A, 3.9s, 6/1/30	AA+	1,500,000	1,497,930

MUNICIPAL BONDS AND NOTES (151.1%)* continued

	Rating**	Principal amount	Value

Michigan continued
Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy Memorial
Hosp.), 5 1/2s, 6/1/20	Baa3	$ 1,000,000	$ 1,001,990
Warren Cons. School Dist. G.O. Bonds, FSA, 5 3/8s, 5/1/18
(Prerefunded)	Aaa	2,975,000	3,182,120
			20,188,467

Minnesota (2.0%)
Cohasset, Poll. Control Rev. Bonds (Allete, Inc.), 4.95s, 7/1/22	A–	2,000,000	2,007,740
Inver Grove Heights, Nursing Home Rev. Bonds (Presbyterian Homes
Care), 5 3/8s, 10/1/26	B/P	500,000	485,820
MN State Hsg. Fin. Agcy. Rev. Bonds (Residential Hsg.), Ser. H,
4.15s, 1/1/12	Aa1	760,000	758,244
Northfield, Hosp. Rev. Bonds, 5 1/2s, 11/1/18	BBB–	1,140,000	1,182,533
Sauk Rapids Hlth. Care & Hsg. Fac. Rev. Bonds (Good Shepherd
Lutheran Home), 6s, 1/1/34	B+/P	400,000	400,776
St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds (Healtheast), 6s, 11/15/25	Baa3	1,000,000	1,050,600
St. Paul, Port Auth. Lease Rev. Bonds (Regions Hosp. Pkg. Ramp),
Ser. 1, 5s, 8/1/36	BBB–/P	625,000	575,013
			6,460,726

Mississippi (1.3%)
Lowndes Cnty., Solid Waste Disp. & Poll. Control Rev. Bonds
(Weyerhaeuser Co.), Ser. B, 6.7s, 4/1/22	Baa2	1,500,000	1,731,015
MS Bus. Fin. Corp. Poll. Control Rev. Bonds (Syst. Energy
Resources, Inc.), 5.9s, 5/1/22	BBB	1,250,000	1,253,975
MS Home Corp. Rev. Bonds (Single Fam. Mtge.), Ser. B-2, GNMA
Coll., FNMA Coll., 6.45s, 12/1/33	Aaa	830,000	848,459
MS Hosp. Equip. & Fac. Auth. Rev. Bonds (Hosp. South Central),
5 1/4s, 12/1/21	BBB+	250,000	253,775
			4,087,224

Missouri (4.8%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev.
Bonds (St. Francis Med. Ctr.), Ser. A, 5 1/2s, 6/1/32	A+	1,750,000	1,804,898
Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds (First Mtge.
Bishop Spencer), Ser. A, 6 1/2s, 1/1/35	BB–/P	1,500,000	1,572,255
MO Dev. Fin. Board Cultural Fac. VRDN (Nelson Gallery
Foundation), Ser. B, MBIA, 3.43s, 12/1/31	VMIG1	2,300,000	2,300,000
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds (BJC Hlth. Syst.),
5 1/4s, 5/15/32	Aa2	1,450,000	1,477,811
MO State Hlth. & Edl. Fac. Auth. VRDN (Cox Hlth. Syst.), AMBAC,
3.64s, 6/1/22	VMIG1	3,800,000	3,800,000
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds (Single Fam. Home
Ownership Loan)
Ser. B, GNMA Coll., FNMA Coll., 5.8s, 9/1/35	AAA	2,265,000	2,400,832
Ser. D, GNMA Coll., FNMA Coll., 5.55s, 9/1/34	Aaa	1,170,000	1,234,046
Ser. B, GNMA Coll., FNMA Coll., 4.4s, 9/1/14	AAA	390,000	392,036
Ser. B, GNMA Coll., FNMA Coll., 4.3s, 9/1/13	AAA	380,000	381,341
			15,363,219

Montana (1.0%)
Forsyth, Poll. Control VRDN (Pacific Corp.), 3.64s, 1/1/18	VMIG1	3,000,000	3,000,000
MT Fac. Fin. Auth. Rev. Bonds (Sr. Living St. Johns Lutheran),
Ser. A, 6s, 5/15/25	B+/P	350,000	359,622
			3,359,622

MUNICIPAL BONDS AND NOTES (151.1%)* continued

	Rating**	Principal amount	Value

Nebraska (—%)
Kearney, Indl. Dev. Rev. Bonds
(Great Platte River), 8s, 9/1/12	CCC/P	$ 61,716	$ 17,280
(Brookhaven), zero %, 9/1/12	CCC/P	791,466	9,893
			27,173

Nevada (3.2%)
Clark Cnty., Impt. Dist. Special Assmt.
(Dist. No. 142), 6 3/8s, 8/1/23	BB/P	990,000	1,021,512
(Summerlin No. 151), 5s, 8/1/16	BB/P	1,010,000	1,000,062
Clark Cnty., Indl. Dev. Rev. Bonds (Southwest Gas Corp.),
Ser. C, AMBAC, 5.95s, 12/1/38	Aaa	5,000,000	5,322,500
Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-16), 5 1/8s, 3/1/25	BB/P	485,000	451,991
(No. T-17), 5s, 9/1/18	BB–/P	275,000	264,311
(No. T-18), 5s, 9/1/16	BB–/P	1,425,000	1,387,252
Las Vegas, Local Impt. Board Special Assmt. (Dist. No. 607),
5.9s, 6/1/18	BB–/P	865,000	889,410
			10,337,038

New Hampshire (1.3%)
NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Kendal at Hanover),
Ser. A, 5s, 10/1/18	BBB+	1,275,000	1,286,054
NH State Bus. Fin. Auth. Rev. Bonds (Alice Peck Day Hlth.
Syst.), Ser. A, 7s, 10/1/29 (Prerefunded)	BBB–/P	2,565,000	2,779,485
			4,065,539

New Jersey (3.9%)
NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Village, Inc.), Ser. A, U.S. Govt. Coll., 7 1/4s,
11/15/31 (Prerefunded)	BB–/P	1,250,000	1,422,388
(Newark Arpt. Marriot Hotel), 7s, 10/1/14	Ba1	1,900,000	1,917,233
(First Mtge. Presbyterian Home), Ser. A, 6 3/8s, 11/1/31	BB/P	500,000	519,300
(First Mtge. Lions Gate), Ser. A, 5 7/8s, 1/1/37	B/P	230,000	233,397
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	2,500,000	2,560,075
(Seabrook Village), 5 1/4s, 11/15/26	BB–/P	400,000	387,368
NJ Econ. Dev. Auth. Solid Waste Rev. Bonds (Disp. Waste Mgt.),
5.3s, 6/1/15	BBB	1,750,000	1,813,718
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(United Methodist Homes), Ser. A, 5 3/4s, 7/1/29	BB+	2,250,000	2,257,470
(Atlantic City Med.), 5 3/4s, 7/1/25	A+	695,000	729,291
(Atlantic City Med.), 5 3/4s, 7/1/25 (Prerefunded)	A+	555,000	606,693
			12,446,933

New Mexico (0.6%)
Farmington, Poll. Control Rev. Bonds (San Juan), Ser. B, 4 7/8s, 4/1/33	Baa2	1,200,000	1,142,052
NM Mtge. Fin. Auth. Rev. Bonds (Single Fam. Mtge.)
Ser. D-2, GNMA Coll., FNMA Coll., FHLMC Coll., 5.64s, 9/1/33	AAA	350,000	356,724
Ser. F2, Class I, GNMA Coll., FNMA Coll., FHLMC Coll., 5.6s, 7/1/38	AAA	500,000	533,905
			2,032,681

New York (16.6%)
Huntington, Hsg. Auth. Rev. Bonds (Gurwin Jewish Sr. Residence),
Ser. A, 6s, 5/1/39	B+/P	500,000	500,305
Livingston Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Nicholas H. Noyes Memorial Hosp.), 5 3/4s, 7/1/15	BB	1,330,000	1,370,086
Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds (Keyspan-Glenwood),
5 1/4s, 6/1/27	A–	2,000,000	2,022,040

MUNICIPAL BONDS AND NOTES (151.1%)* continued

	Rating**	Principal amount	Value

New York continued
Niagara Cnty., Indl. Dev. Agcy. Rev. Bonds, Mandatory Put Bonds
(Solid Waste Disp.), Ser. A, 5.45s, 11/15/12	Baa2	$ 500,000	$ 512,785
NY City, G.O. Bonds, Ser. B, 5 1/4s, 12/1/09	AA	10,000,000	10,371,000
NY City, Indl. Dev. Agcy. Rev. Bonds
(Staten Island U. Hosp. Project), 6.45s, 7/1/32	B2	1,465,000	1,513,785
(Liberty-7 World Trade Ctr.), Ser. A, 6 1/4s, 3/1/15	B–/P	1,275,000	1,333,000
(Queens Baseball Stadium - Pilot), AMBAC, 5s, 1/1/21	Aaa	900,000	959,850
NY City, Indl. Dev. Agcy. Special Fac. FRB (American Airlines —
JFK Intl. Arpt.), 7 5/8s, 8/1/25	B	1,250,000	1,419,463
NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(JFK Intl. Arpt.), Ser. A, 8s, 8/1/12	B	380,000	418,779
(American Airlines — JFK Intl. Arpt.), 7 1/2s, 8/1/16	B	4,500,000	4,956,885
(British Airways PLC), 5 1/4s, 12/1/32	Ba1	2,425,000	2,228,793
(Jetblue Airways Corp.), 5s, 5/15/20	B	225,000	204,822
NY State Dorm. Auth. Rev. Bonds
(Winthrop-U. Hosp. Assn.), Ser. A, 5 1/2s, 7/1/32	Baa1	900,000	920,088
(Lenox Hill Hosp. Oblig. Group), 5 1/4s, 7/1/09	Ba2	1,000,000	1,018,650
(NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/20	Ba2	500,000	504,165
NY State Energy Research & Dev. Auth. Gas Fac. Rev. Bonds
(Brooklyn Union Gas), 6.952s, 7/1/26	A+	2,400,000	2,435,712
Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds (Solvay Paperboard, LLC),
7s, 11/1/30 (acquired 12/9/98, cost $2,000,000) ‡	BB/P	2,000,000	2,059,160
Port. Auth. NY & NJ Special Oblig. Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment), 6 3/4s, 10/1/19	BB+/P	200,000	202,570
(JFK Intl. Air Term. — 6), MBIA, 5.9s, 12/1/17	Aaa	15,000,000	15,323,700
Suffolk Cnty., Indl. Dev. Agcy. Cont. Care Retirement Rev. Bonds
(Peconic Landing), Ser. A, 8s, 10/1/30	BB–/P	1,700,000	1,825,460
(Jeffersons Ferry), 5s, 11/1/15	BB+/P	450,000	459,504
(Jefferson’s Ferry), 4 5/8s, 11/1/16	BB+/P	1,000,000	990,210
			53,550,812

North Carolina (7.3%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. D, 6 3/4s, 1/1/26	Baa1	1,500,000	1,580,520
Ser. A, 5 3/4s, 1/1/26	Baa1	3,000,000	3,093,390
NC Hsg. Fin. Agcy. FRN (Homeownership), Ser. 26, Class A,
5 1/2s, 1/1/38	Aa2	1,000,000	1,056,710
NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Presbyterian Homes), 5.4s, 10/1/27	BB/P	2,000,000	2,009,720
(Deerfield), Ser. A, 5s, 11/1/23	A–/P	750,000	739,448
(Pines at Davidson), Ser. A, 5s, 1/1/16	A–/F	545,000	565,661
(Novant Hlth. Oblig. Group), Ser. A, 5s, 11/1/14	Aa3	10,000,000	10,517,000
(Pines at Davidson), Ser. A, 4.85s, 1/1/26	A–/F	1,270,000	1,192,517
NC Med. Care Comm. Retirement Fac. Rev. Bonds
(First Mtge.), Ser. A-05, 5 1/2s, 10/1/35	BB+/P	1,040,000	1,013,886
(First Mtge.), Ser. A-05, 5 1/4s, 10/1/25	BB+/P	600,000	583,020
(First Mtge. United Methodist), Ser. C, 5 1/4s, 10/1/24	BB+/P	150,000	146,220
NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1, Catawba Elec.),
Ser. B, 6 1/2s, 1/1/20	A3	1,000,000	1,056,210
			23,554,302

Ohio (4.1%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A-2,
5 3/4s, 6/1/34	BBB	5,400,000	5,214,564
Coshocton Cnty., Env. 144A Rev. Bonds (Smurfit-Stone
Container Corp.), 5 1/8s, 8/1/13	CCC+	1,400,000	1,386,532

MUNICIPAL BONDS AND NOTES (151.1%)* continued

	Rating**	Principal amount	Value

Ohio continued
Cuyahoga Cnty., Rev. Bonds, Ser. A
6s, 1/1/16	Aa3	$ 1,280,000	$ 1,404,275
6s, 1/1/15	Aa3	2,000,000	2,199,480
OH State Air Quality Dev. Auth. Rev. Bonds (Toledo Poll.
Control), Ser. A, 6.1s, 8/1/27	BBB+	3,000,000	3,060,000
			13,264,851

Oklahoma (5.7%)
OK City Arpt. Trust Rev. Bonds Jr. Lien 27th Ser., Ser. A, FSA,
5s, 7/1/18 (Prerefunded)	Aaa	3,150,000	3,276,000
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth. Care Syst.),
Ser. A, U.S. Govt. Coll., 5 5/8s, 8/15/29 (Prerefunded)	Aaa	1,575,000	1,649,702
OK Hsg. Fin. Agcy. Single Family Mtge. Rev. Bonds
(Homeownership Loan), Ser. C, GNMA Coll., FNMA Coll., 5.95s, 3/1/37	Aaa	2,930,000	3,126,925
OK State Cap. Impt. Auth. State Facs. VRDN (Higher Ed.),
Ser. D-1, CIFG, 3.64s, 7/1/31	VMIG1	3,100,000	3,100,000
OK State Indl. Dev. Auth. Rev. Bonds (Hlth. Syst.), Ser. A, MBIA
5 3/4s, 8/15/29 (Prerefunded)	Aaa	4,045,000	4,246,926
5 3/4s, 8/15/29 (Prerefunded)	Aaa	2,955,000	3,098,849
			18,498,402

Oregon (1.0%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds (Terwilliger Plaza)
6 1/2s, 12/1/29	BB–/P	1,900,000	1,970,319
Ser. A, 5 1/4s, 12/1/26	BB–/P	510,000	513,269
OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds (Single Family
Mtge.), Ser. K, 5 5/8s, 7/1/29	Aa2	615,000	624,945
			3,108,533

Pennsylvania (4.2%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds (Hlth. Syst.-West
PA), Ser. A, 5s, 11/15/28	Ba2	1,870,000	1,749,871
Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds (Env. Impt.),
5 1/2s, 11/1/16	Baa3	1,250,000	1,286,588
Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty. Rev. Bonds
(Ann’s Choice, Inc.), Ser. A
6 1/8s, 1/1/25	BB/P	610,000	625,152
5.3s, 1/1/14	BB/P	690,000	696,438
5.2s, 1/1/13	BB/P	1,000,000	1,004,410
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds (Panther Creek
Partners), 6.65s, 5/1/10	BBB–	1,300,000	1,324,687
Erie-Western PA Port Auth. Rev. Bonds, 6 1/4s, 6/15/10	BB+/F	385,000	388,072
Lebanon Cnty., Hlth. Facs. Rev. Bonds (Pleasant View
Retirement), Ser. A, 5.3s, 12/15/26	BB–/P	500,000	478,550
Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds (Lehigh Valley Hosp.
Hlth. Network), Ser. A, 5 1/4s, 7/1/32	A1	1,000,000	1,012,500
Monroe Cnty., Hosp. Auth. Rev. Bonds (Pocono Med. Ctr.), 6s,
1/1/43 (Prerefunded)	BBB+	500,000	561,885
Montgomery Cnty., Indl. Auth. Resource Recvy. Rev. Bonds
(Whitemarsh Cont Care), 6 1/4s, 2/1/35	B–/P	700,000	718,746
PA State Higher Edl. Fac. Auth. Rev. Bonds (Widener U.), 5.4s, 7/15/36	BBB+	1,000,000	1,017,050
Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds (Graduate
Hlth. Syst.), 7 1/4s, 7/1/10 (In default) †	D/P	2,715,067	5,430
Sayre, Hlth. Care Fac. Auth. Rev. Bonds (Guthrie Hlth.), Ser. A
5 7/8s, 12/1/31	A	410,000	429,180
5 7/8s, 12/1/31 (Prerefunded)	AAA	1,390,000	1,520,215
Wilkes-Barre, Fin. Auth. (Wilkes U.), 5s, 3/1/22	BBB	560,000	564,530
			13,383,304

MUNICIPAL BONDS AND NOTES (151.1%)* continued

	Rating**	Principal amount	Value

Puerto Rico (0.5%)
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
FGIC, 5 1/2s, 7/1/13	Aaa	$ 1,035,000	$ 1,133,656
5s, 7/1/28	BBB	590,000	596,915
			1,730,571

Rhode Island (0.9%)
RI State COP (Howard Ctr. Impt.), MBIA, 5 3/8s, 10/1/16	Aaa	3,000,000	3,034,140

South Carolina (1.9%)
Lexington Cnty. Hlth. Svcs. Dist. Inc. Hosp. Rev. Bonds, 5 1/2s,
5/1/37 (Prerefunded)	A+	1,000,000	1,101,170
SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A, 6 1/2s, 8/15/32
(Prerefunded)	AAA	1,250,000	1,410,075
SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds (Palmetto Hlth.
Alliance), Ser. A, 7 3/8s, 12/15/21 (Prerefunded)	BBB+/P	1,000,000	1,130,230
SC Tobacco Settlement Rev. Mgmt. Auth. Rev. Bonds, Ser. B
6 3/8s, 5/15/30	BBB	1,300,000	1,354,834
6s, 5/15/22	BBB	1,195,000	1,213,857
			6,210,166

South Dakota (0.8%)
SD Edl. Enhancement Funding Corp. SD Tobacco Rev. Bonds, Ser. B,
6 1/2s, 6/1/32	BBB	2,000,000	2,060,000
SD Hsg. Dev. Auth. Rev. Bonds (Home Ownership Mtge.), Ser. J,
4 1/2s, 5/1/17	AAA	500,000	502,665
			2,562,665

Tennessee (2.3%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev. Bonds (First
Mtge. Mountain States Hlth.), Ser. A, 7 1/2s, 7/1/33	Baa1	3,700,000	4,125,093
Johnson City, Hlth. & Edl. Facs. Board Retirement Fac. Rev.
Bonds (Appalachian Christian Village), Ser. A, 6 1/4s, 2/15/32	BB–/P	600,000	620,664
Shelby Cnty., Hlth. Edl. & Hsg. Fac. Hosp. Board Rev. Bonds
(Methodist Hlth. Care)
6 1/2s, 9/1/26 (Prerefunded)	AAA	1,255,000	1,414,121
6 1/2s, 9/1/26 (Prerefunded)	AAA	745,000	839,459
Sullivan Cnty., Hlth. Edl. & Hsg. Hosp. Fac. Board Rev. Bonds
(Wellmont Hlth. Syst.), Ser. C, 5s, 9/1/22	BBB+	450,000	450,603
			7,449,940

Texas (10.6%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears Methodist
Retirement), Ser. A
7s, 11/15/33	BB–/P	600,000	639,480
5 7/8s, 11/15/18	BB–/P	20,000	20,313
Brazoria Cnty., Brazos River Harbor Naval Dist. (Dow
Chemical Co.), Ser. A-3, 5 1/8s, 5/15/33	A3	370,000	358,475
Carrollton, Farmers Branch Indpt. School Dist. G.O. Bonds, PSFG,
5s, 2/15/17 (Prerefunded)	Aaa	4,655,000	4,849,346
Fort Worth, Higher Ed. Fin. Corp. Rev. Bonds (Wesleyan U.),
Ser. A, 6s, 10/1/12	Ba2	550,000	551,925
Harris Cnty., Rev. Bonds, Ser. B, FSA, 5s, 8/15/32	Aaa	5,500,000	5,815,150
Harris Cnty., Hlth. Fac. Rev. Bonds (Memorial Hermann Hlth.
Care), Ser. A, 6 3/8s, 6/1/29 (Prerefunded)	A+	3,000,000	3,307,290
Houston, Arpt. Syst. Rev. Bonds
(Special Fac. — Continental Airlines, Inc.), Ser. E, 6 3/4s, 7/1/21	B3	2,550,000	2,662,022
(Continental Airlines, Inc.), Ser. C, 5.7s, 7/15/29	B3	2,500,000	2,360,275

MUNICIPAL BONDS AND NOTES (151.1%)* continued

	Rating**	Principal amount	Value

Texas continued
Mission, Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Allied
Waste N.A. Inc.), Ser. A, 5.2s, 4/1/18	B+	$ 500,000	$ 494,050
Port Corpus Christi Indl. Dev. Corp. Rev. Bonds (Valero),
Ser. C, 5.4s, 4/1/18	BBB	815,000	828,725
Sabine River Auth. Rev. Bonds (TXU Electric), Ser. C, 5.2s, 5/1/28	CCC	1,000,000	897,680
Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s, 10/1/21	Baa2	2,500,000	2,599,725
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Northwest Sr. Hsg. Edgemere), Ser. A, 5 3/4s, 11/15/16	BB–/P	300,000	314,847
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement Fac. Rev.
Bonds (Air Force Village), 5 1/8s, 5/15/27	BBB–/P	2,675,000	2,640,840
Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl. Hosp.)
6s, 7/1/29	Baa3	2,000,000	2,038,500
6s, 7/1/25	Baa3	800,000	816,800
6s, 7/1/19	Baa3	800,000	820,000
TX State Dept. of Hsg. & Cmnty. Affairs Rev. Bonds (Single
Fam.), Ser. F, FHA Insd., 5 3/4s, 3/1/37	AAA	1,995,000	2,120,406
			34,135,849

Utah (0.9%)
Carbon Cnty., Solid Waste Disp. Rev. Bonds (Laidlaw Env.), Ser. A
7 1/2s, 2/1/10	BB–	750,000	753,330
7.45s, 7/1/17	BB–/P	600,000	612,138
Tooele Cnty., Harbor & Term. Dist. Port Fac. Rev. Bonds
(Union Pacific), Ser. A, 5.7s, 11/1/26	Baa2	1,500,000	1,533,390
			2,898,858

Vermont (0.2%)
VT Hsg. Fin. Agcy. Rev. Bonds, Ser. 19A, FSA, 4.62s, 5/1/29	Aaa	620,000	622,505

Virginia (1.6%)
Albemarle Cnty., Indl. Dev. Auth. Res. Care Fac. Rev. Bonds
(Westminster-Canterbury), 5s, 1/1/24	B+/P	600,000	573,684
Henrico Cnty., Econ. Dev. Auth. Res. Care Fac. Rev. Bonds
(Westminster-Canterbury), 5s, 10/1/22	BBB–	600,000	600,396
Hopewell, Indl. Dev. Auth. Env. Impt. Rev. Bonds (Smurfit-Stone
Container Corp.), 5 1/4s, 6/1/15	CCC+	500,000	496,900
James Cnty., Indl. Dev. Auth. Rev. Bonds (Williamsburg), Ser. A,
6 1/8s, 3/1/32	BB–/P	1,000,000	1,024,240
Lynchburg, Indl. Dev. Auth. Res. Care Fac. Rev. Bonds
(Westminster-Canterbury)
5s, 7/1/31	BB/P	1,250,000	1,135,513
4 7/8s, 7/1/21	BB/P	1,000,000	947,820
Winchester, Indl. Dev. Auth. Res. Care Fac. Rev. Bonds
(Westminster-Canterbury), Ser. A, 5.2s, 1/1/27	BB/P	500,000	496,965
			5,275,518

Washington (1.4%)
Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	2,000,000	2,064,080
6 1/2s, 6/1/26	BBB	1,155,000	1,211,988
WA State Hlth. Care Fac. Auth. Rev. Bonds (Group Hlth. Coop),
Radian Insd., 5s, 12/1/22	AA	1,125,000	1,141,346
			4,417,414

MUNICIPAL BONDS AND NOTES (151.1%)* continued

	Rating**	Principal amount	Value

West Virginia (1.3%)
Harrison Cnty., Cmnty. Solid Waste Disp. Rev. Bonds
(Allegheny Energy), Ser. D, 5 1/2s, 10/15/37	Baa2	$ 2,000,000	$ 2,009,060
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp. Assn., Inc.), 6.1s, 5/1/29	B2	2,250,000	2,288,025
			4,297,085

Wisconsin (3.6%)
Badger Tobacco Settlement Asset Securitization Corp. Rev. Bonds
7s, 6/1/28	BBB	3,000,000	3,179,580
6 3/8s, 6/1/32 #	BBB	4,000,000	4,155,960
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Wheaton Franciscan), 5 3/4s, 8/15/30 (Prerefunded)	A–	3,900,000	4,261,296
			11,596,836

Wyoming (0.7%)
Sweetwater Cnty., Poll. Control VRDN (Pacificorp.), Ser. B, 3.64s, 1/1/14	VMIG1	1,300,000	1,300,000
Sweetwater Cnty., Solid Waste Disp. Rev. Bonds (FMC Corp.), 5.6s, 12/1/35	Baa2	1,050,000	1,066,269
			2,366,269

Total municipal bonds and notes (cost $478,676,059)			$ 486,848,624

PREFERRED STOCKS (1.9%)*

		Shares	Value
Charter Mac. Equity Trust 144A Ser. A, $6.625 FRN cum. pfd.		2,000,000	$ 2,064,240
MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A, 6.875% cum. pfd.		4,000,000	4,137,760

Total preferred stocks (cost $6,000,000)			$ 6,202,000

TOTAL INVESTMENTS
Total investments (cost $484,676,059)			$ 493,050,624

* Percentages indicated are based on net assets of $322,046,580.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at October 31, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2007. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” Ratings are not covered by the Report of Independent Registered Public Accounting Firm.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2007 was $2,059,160 or 0.6% of net assets.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2007.

(F) Is valued at fair value following procedures approved by the Trustees.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on VRDN, Mandatory Put Bonds, FRB and FRN are the current interest rates at October 31, 2007.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at October 31, 2007 (as a percentage of net assets):

Health care	61.4%
Utilities	15.0
Housing	13.8
Air transportation	11.1
Land	11.0

The fund had the following insurance concentration greater than 10% at October 31, 2007 (as a percentage of net assets):

AMBAC	11.2%

FUTURES CONTRACTS OUTSTANDING at 10/31/07

		Number of		Expiration	Unrealized

		contracts	Value	date	depreciation
U.S. Treasury Note 10 yr (Short)		162	$17,822,531	Dec-07	$(79,089)

32 The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/07

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $484,676,059)	$493,050,624

Interest and other receivables	8,215,336

Receivable for securities sold	200,634

Receivable from Manager (Note 2)	176,828

Receivable for variation margin (Note 1)	103,781

Total assets	501,747,203

LIABILITIES

Payable to custodian (Note 2)	1,435,932

Distributions payable to shareholders	1,350,380

Distributions payable to preferred shareholders (Note 1)	99,655

Payable for shares of the fund repurchased	497,210

Payable for compensation of Manager (Note 2)	706,703

Payable for investor servicing (Note 2)	26,689

Payable for Trustee compensation and expenses (Note 2)	103,716

Payable for administrative services (Note 2)	1,258

Other accrued expenses	479,080

Total liabilities	4,700,623

Series A, B and C remarketed preferred shares: (8,000 shares authorized; 1,750 shares issued) at $100,000 per share (Note 4)	175,000,000

Net assets	$322,046,580

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$361,290,527

Distributions in excess of net investment income (Note 1)	(1,010,496)

Accumulated net realized loss on investments (Note 1)	(46,528,927)

Net unrealized appreciation of investments	8,295,476

Total — Representing net assets applicable to common shares outstanding	$322,046,580

COMPUTATION OF NET ASSET VALUE
Net asset value per common share ($322,046,580 divided by 40,070,923 shares)	$8.04

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/07

INTEREST INCOME	$ 27,759,468

EXPENSES

Compensation of Manager (Note 2)	2,928,507

Investor servicing fees (Note 2)	178,954

Custodian fees (Note 2)	53,241

Trustee compensation and expenses (Note 2)	42,572

Administrative services (Note 2)	21,317

Legal expense (Note 2)	263,311

Preferred share remarketing agent fees	443,630

Other	385,443

Total expenses	4,316,975

Expense reduction (Note 2)	(234,152)

Net expenses	4,082,823

Net investment income	23,676,645

Net realized loss on investments (Notes 1 and 3)	(219,621)

Net realized loss on futures contracts (Note 1)	(315,065)

Net unrealized depreciation of investments and futures contracts during the year	(13,852,162)

Net loss on investments	(14,386,848)

Net increase in net assets resulting from operations	$ 9,289,797

DISTRIBUTIONS TO SERIES A, B, AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):
From tax exempt net investment income	(6,578,662)

Net increase in net assets resulting from operations (applicable to common shareholders)	$ 2,711,135

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	10/31/07	10/31/06

Operations:
Net investment income	$ 23,676,645	$ 24,102,133

Net realized loss on investments	(534,686)	(2,257,631)

Net unrealized appreciation (depreciation) of investments	(13,852,162)	8,250,372

Net increase in net assets resulting from operations	9,289,797	30,094,874

DISTRIBUTIONS TO SERIES A, B, AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income

Taxable net investment income	—	(9,497)

From tax exempt net investment income	(6,578,662)	(5,817,082)

Net increase in net assets resulting from operations (applicable to common shareholders)	2,711,135	24,268,295

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 1):

From ordinary income

Taxable net investment income	—	(56,096)

From tax exempt net investment income	(17,663,076)	(18,734,790)

Decrease from shares repurchased (Note 5)	(36,774,589)	(18,140,828)

Total decrease in net assets	(51,726,530)	(12,663,419)

NET ASSETS

Beginning of year	373,773,110	386,436,529

End of year (including distributions in excess of net investment income of $1,010,496
and $597,510, respectively)	$322,046,580	$373,773,110

NUMBER OF FUND SHARES

Common shares outstanding at beginning of year	44,658,878	47,143,198

Shares repurchased (Note 5)	(4,585,704)	(2,484,320)

Retirement of shares held by the fund (Note 5)	(2,251)	—

Common shares outstanding at end of year	40,070,923	44,658,878

Remarketed preferred shares outstanding at beginning and end of year	1,750	1,750

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

			Year ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03

Net asset value, beginning of period
(common shares)	$8.37	$8.20	$8.18	$7.98	$7.84

Investment operations:
Net investment income (a)	.55	.53	.51	.54	.61

Net realized and unrealized
gain (loss) on investments	(.34)	.13	.04	.20	.14

Total from investment operations	.21	.66	.55	.74	.75

Distributions to preferred shareholders:
From net investment income	(.15)	(.13)	(.08)	(.04)	(.04)

Total from investment operations
(applicable to common shareholders)	.06	.53	.47	.70	.71

Distributions to common shareholders:
From net investment income	(.41)	(.41)	(.45)	(.50)	(.57)

Total distributions	(.41)	(.41)	(.45)	(.50)	(.57)

Increase from shares repurchased	.02	.05	—(e)	—	—

Net asset value, end of period
(common shares)	$8.04	$8.37	$8.20	$8.18	$7.98

Market price, end of period
(common shares)	$7.18	$7.58	$7.15	$7.29	$7.34

Total return at market price (%)
(common shares) (b)	(.14)	12.07	4.21	6.35	6.44

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares) (in thousands)	$322,047	$373,773	$386,437	$386,073	$376,865

Ratio of expenses to
average net assets (%)(c,d)	1.21	1.14	1.30	1.28	1.27

Ratio of net investment income
to average net assets (%)(c)	4.79	4.83	5.18	6.12	7.21

Portfolio turnover (%)	15.26	23.14	21.87	25.54	40.82

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/07

Note 1: Significant accounting policies

Putnam Managed Municipal Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund’s investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes does not involve undue risk to income or principal. Up to 60% of the fund’s assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2007, the fund had a capital loss carryover of $44,075,898 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$1,237,146	October 31, 2008

1,641,465	October 31, 2009

3,729,886	October 31, 2010

25,837,158	October 31, 2011

8,560,869	October 31, 2012

300,620	October 31, 2013

2,376,260	October 31, 2014

392,494	October 31, 2015

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and Series B shares, and a 7-day period for Series C shares. The applicable dividend rate for the remarketed preferred shares on October 31, 2007 was 3.90% for Series A, 3.87% for Series B and 3.45% for Series C. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of the expiration of a capital loss carryover, dividends payable, defaulted bond interest, unrealized gains and losses on certain futures contracts, straddle loss deferrals, partnership income, and prior year book amortization/accretion reversal. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2007, the fund reclassified $152,107 to increase undistributed net investment income and $3,955,605 to decrease paid-in-capital, with an increase to accumulated net realized losses of $3,803,498.

The tax basis components of distributable earnings and the federal tax cost as of October 31, 2007 were as follows:

Unrealized appreciation	$ 16,644,770
Unrealized depreciation	(7,727,337)
—————————————
Net unrealized appreciation	8,917,433
Undistributed ordinary income	163,044
Capital loss carryforward	(44,075,898)
Cost for federal income tax purposes	$484,133,191

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.55% of the average net assets of the fund attributable to common and preferred shares outstanding or (ii) the following annual rates expressed as a percentage of the fund’s average net assets attributable to common and preferred shares outstanding: 0.65% of the first $500 million and 0.55% of the next $500 million, with additional breakpoints at higher asset levels.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fee rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period). The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the year ended October 31, 2007, the fund incurred $223,684 for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At October 31, 2007, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended October 31, 2007, the fund’s expenses were reduced by $234,152 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $320, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended October 31, 2007 cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $77,480,814 and $127,983,149, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Preferred shares

The Series A (550), Series B (550) and Series C (650) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remar-keted preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2007, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2007, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to an additional 10% of its outstanding common shares over the 12-month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 6, 2007 (based on shares outstanding as of October 7, 2005). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the year ended October 31, 2007, the fund repurchased 119,816 common shares for an aggregate purchase price of $868,846, which reflects a weighted-average discount from net asset value per share of 2.2% .

In July 2007, the fund repurchased 4,465,888 common shares pursuant to an issuer tender offer commenced on June 4, 2007, for up to 10% if its outstanding common shares, at $8.04 per share, for an aggregate purchase price of $35,905,743. The tender offer purchase price represented a discount of 2% from the net asset value of the fund’s common shares as of July 10, 2007.

During the year, the fund retired 2,251 shares held by the fund in a control account. No monies were paid by the fund as a result of the retirement of shares.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Note 8: Actions by the Trustees

The Trustees of the Putnam Funds have approved a plan to merge Putnam High Yield Trust, another closed-end fund managed by Putnam Management, into the fund. The transaction is scheduled to occur in 2008. It is subject to a number of conditions, including approval of a majority of the outstanding shareholders of the fund, and there is no guarantee it will occur.

Federal tax information (unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

Shareholder meeting results (unaudited)

An annual meeting of shareholders of the fund was held on October 31, 2007.

At the meeting, each of the nominees for Trustees was elected, as follows:

		Common shares
	Votes for		Votes withheld

Jameson A. Baxter	33,323,646		946,634

Charles E. Haldeman Jr.	33,334,273		936,007

Charles B. Curtis	33,325,095		945,185

Robert J. Darretta	33,332,865		937,415

Myra R. Drucker	33,309,649		960,631

Paul L. Joskow	33,319,077		951,203

Kenneth R. Leibler	33,323,713		946,567

Elizabeth T. Kennan	33,322,361		947,919

George Putnam, III	33,333,840		936,440

W. Thomas Stephens	33,345,355		952,645

Richard B. Worley	33,337,854		924,926

		Preferred shares
	Votes for		Votes withheld
John A. Hill	1,714		6

Robert E. Patterson	1,714		6

All tabulations are rounded to nearest whole number.

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

26,261,021	1,793,700	1,092,336

All tabulations rounded to the nearest whole number.

October 22, 2007 meeting

A special meeting of shareholders of the fund was held on October 22, 2007 to consider several proposals relating to the merger of Putnam High Yield Municipal Income Trust into the fund, which such meeting was adjourned to a later date.

Compliance certifications
(unaudited)

On January 26, 2007, your fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund’s disclosure controls and procedures and internal control over financial reporting.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and Exelon Corporation (an energy company focused on power services), and as a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm, and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens is a Director of TransCanadaPipelines, Ltd. (an energy infrastructure company). Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2007, there were 103 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam Investments

Janet C. Smith (Born 1965)
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007
Managing Director, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004
Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation

Richard S. Robie, III (Born 1960)
Vice President
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2003, Senior Vice President,
United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Since 2007
Managing Director, Putnam Investments, Putnam Management,
and Putnam Retail Management. Prior to 2004, member of Bell
Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

About Putnam Investments

Founded 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and BSA Compliance Officer
Management, LLC	President
One Post Office Square		Judith Cohen
Boston, MA 02109	Charles E. Porter	Vice President, Clerk and Assistant Treasurer
Executive Vice President, Principal
Marketing Services	Executive Officer, Associate Treasurer	Wanda M. McManus
Putnam Retail Management	and Compliance Liaison	Vice President, Senior Associate Treasurer
One Post Office Square		and Assistant Clerk
Boston, MA 02109	Jonathan S. Horwitz
	Senior Vice President and Treasurer	Nancy E. Florek
Custodian		Vice President, Assistant Clerk, Assistant
State Street Bank and Trust Company	Steven D. Krichmar	Treasurer and Proxy Manager
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
KPMG LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Richard S. Robie, III
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	Francis J. McNamara, III
George Putnam, III	Vice President and Chief Legal Officer
W. Thomas Stephens
Richard B. Worley	Robert R. Leveille
Vice President and Chief Compliance Officer

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

AN700 248360 12/07

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In August 2007, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect the change in ownership of Putnam Investments Trust, the parent company of Putnam Investment Management, LLC, from Marsh & McLennan Companies, Inc. (“MMC”) to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. In addition to administrative and non-substantive changes, the Code of Ethics was amended to remove a prohibition, which applied to members of Putnam Investments’ Executive Board and senior members of the staff of the Chief Financial Officer of Putnam Investments, on transactions in MMC securities during the period between the end of a calendar quarter and the public announcement of MMC’s earnings for that quarter.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2007	$56,450	$25,317	$5,450	$-
October 31, 2006	$39,980	$22,875	$4,680	$245

For the fiscal years ended October 31, 2007 and October 31, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $30,767 and $27,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating a review of expense allocation methodology.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
October 31,
2007	$ -	$ -	$ -	$ -
October 31,
2006	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Robert E. Patterson (Chairperson)
Robert J. Darretta
Myra R. Drucker
John A. Hill
Kenneth R. Leibler
W. Thomas Stephens

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items pursuant to the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

➢ The funds will withhold votes for the entire board of directors if

* the board does not have a majority of independent directors,

* the board has not established independent nominating, audit, and compensation committees,

 * the board has more than 19 members or fewer than five members, absent special circumstances,

*  the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

* the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

➢ The funds will on a case-by-case basis withhold votes from the entire board of directors where the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance.

➢ The funds will withhold votes for any nominee for director who:

* is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

* attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

* as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

* serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

➢ The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

➢ The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

➢ Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

➢ The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

➢ The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67% .

➢ The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

➢ The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

➢ Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

➢ The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

➢ The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

➢ The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

➢ The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

➢ The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

➢ The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

➢ The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

➢ The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

➢ The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

➢ The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

➢ The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

➢ The funds will vote on a case-by-case basis on shareholder proposals requiring companies to make payments under management severance agreements only if both of the following conditions are met:

. the company undergoes a change in control, and

. the change in control results in a loss of employment for the person receiving the severance payment.

➢ The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

➢ The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

➢ The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

➢ The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

➢ The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

However, the funds generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments to appropriate situations may further these goals in some instances, and the funds will consider supporting these shareholder proposals on a case by case basis. (The funds’ Trustees will also consider whether the severance payments, taking all of the pertinent circumstances into account, constitute excessive compensation.)

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The fund will consider on a case by case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The fund does not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are reregistered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors

Japan

➢ For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if •

* the board does not have a majority of outside directors,

* the board has not established nominating and compensation committees composed of a majority of outside directors, or

* the board has not established an audit committee composed of a majority of independent directors.

➢ The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

➢ The funds will withhold votes for the entire board of directors if

 * the board does not have a majority of outside directors,

 * the board has not established a nominating committee composed of at least a majority of outside directors, or

 * the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

➢ The funds will withhold votes for the entire board of directors if

 * the board does not have at least a majority of independent non-executive directors,

 * the board has not established nomination committees composed of a majority of independent non-executive directors, or

* the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

➢ The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.’s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because the funds’ Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Russia

➢ The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular,” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Other Matters

➢ The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

➢ The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

➢ The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

➢ The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

As adopted February 9, 2007

Proxy Voting Procedures of the Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board

Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Investment management teams. Putnam Management’s, Putnam Investments Limited’s and The Putnam Advisory Company’s (for funds having Putnam Investments Limited and/or The Putnam Advisory Company as sub-manager) investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the team or teams identified in the shareholder report included in Item 1 of this report manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader(s) and Portfolio Member(s) coordinate team efforts related to the fund and are primarily responsible for the day-today management of the fund’s portfolio. In addition to these individuals, each team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

Portfolio Leader	Joined
	Fund	Employer	Positions Over Past Five Years

Paul Drury	2002	Putnam	Tax Exempt Specialist
		Management	Previously, Portfolio Manager; Senior
		1989 –	Trader
Present

Portfolio	Joined
Members	Fund	Employer	Positions Over Past Five Years

Brad Libby	2006	Putnam	Tax Exempt Specialist.
		Management	Previously, Analyst.
2001 –
Present

Susan	2002	Putnam	Tax Exempt Specialist
McCormack		Management	Previously, Portfolio Manager
1994 –
Present

Thalia Meehan	2006	Putnam	Team Leader, Tax Exempt Fixed Income
		Management	Team
		1989 –	Previously, Director, Tax Exempt Fixed
		Present	Income and Investment Grade Teams

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Leader(s) and Portfolio Member(s) managed as of the fund’s most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio member. Unless noted, none of the other accounts pays a fee based on the account’s performance.

					Other accounts (including
					separate accounts, managed
					account programs and single-
	Other SEC-registered open-		Other accounts that pool		sponsor defined contribution
Portfolio Leader	end and closed-end funds		assets from more than		plan offerings)
or Member			one client

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

Paul Drury	16	$8,248,800,000	3	$ 900,000	1	419,100,000

Susan McCormack	16	$8,248,800,000	3	$ 900,000	1	$419,100,000

Thalia Meehan	16	$8,248,800,000	3	$ 900,000	2	$420,200,000

Brad Libby	16	$8,248,800,000	3	$ 900,000	2	$418,600,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, which is identified in the shareholder report included in Item 1, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on (i) for tax-exempt funds, a tax-adjusted basis to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions a before-tax basis or (ii) for taxable funds, on a before-tax basis.

Consistent performance means being above median over one year.

· Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

· Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

November 1 -
November 30,	-	-	-
2006				2,173,169
December 1 -
December 31,	-	-	-
2006				2,173,169
January 1 -
January 31,	-	-	-
2007				2,173,169
February 1 -
February 28,	-	-	-
2007				2,173,169
March 1 - March	-	-	-
31, 2007				2,173,169
April 1 - April	-	-	-
30, 2007				2,173,169
May 1 - May	-	-	-
31, 2007				2,173,169
June 1 - June	-	-	-
30, 2007				2,173,169
July 1 - July 31,
2007	4,465,888	$8.04	4,465,888***	2,173,169

August 1 -
August 31,	-		-	-
2007					2,173,169
September 1 -
September 30,	-		-	-
2007					2,173,169
October 1 -
October 31,
2007		119,816	$7.25	119,816	6,072,427

*The Board of Trustees announced a repurchase plan on October 7, 2005 for which 2,360,317 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 4,720,634 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. In September 2007, the Trustees announced that the repurchase program was increased to allow repurchases up to a total of 8,739,708 shares through October 7, 2008.

See note *** below for information about repurchases made by the fund in July 2007 pursuant to an issuer tender offer.

**Information prior to October 1, 2007 is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006. Information from October 1, 2007 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2007.

***Includes 4,465,888 shares repurchased by the fund pursuant to an issuer tender offer that concluded during the period. Shares repurchased as part of this tender offer were repurchased at $8.04 per share, which represented approximately 98% of the fund’s per-share net asset value on the expiration date of the tender offer.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: During the period, Putnam Fiduciary Trust Company, the fund's transfer agent, began utilizing shareholder systems and systems support provided by DST Systems, Inc. and certain of its affiliates.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Managed Municipal Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 28, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 28, 2007